Virtus International Wealth Masters Fund,

a series of Virtus Opportunities Trust

Supplement dated February 5, 2015 to the Prospectuses dated January 28, 2015

Important Notice to Investors

The disclosure under “Portfolio Turnover” in the funds summary prospectus and the summary section of the statutory prospectus is hereby corrected and replaced with the following:

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. As of the date of this prospectus, the fund has not completed a fiscal period of operation; therefore, portfolio turnover information for the fund is not shown here.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/Int’lWM-PT (5/13)